                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)      June 28, 1999
                                                            -------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

             (Originator of the FIRST USA CREDIT CARD MASTER TRUST)


    Laws of the United States                    333-24227                       76-0039224
    -------------------------                    ---------                       ----------
  (State or other jurisdiction            (Commission File Number)      (IRS Employer Identification
 of incorporation or organization)                                                 Number)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


--------------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

      On June 28, 1999, First USA Bank, National Association, (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of BANK ONE CORPORATION, completed the securitization of approximately $1,000,000,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1999-A and 1999-B.

      Series 1999-A consists of $378,000,000 Class A Variable Funding Asset Backed Certificates, and $29,250,000 Class B Variable Funding Asset Backed Certificates. Series 1999-A also consists of $42,750,000 Collateral Interest, which will be subordinated to the Class A and B certificates and will provide credit enhancement for the benefit of certificateholders. The Maximum Certificate Invested Amount for Series 1999-A is $750,000,000.

      Series 1999-B consists of $462,000,000 Class A Variable Funding Asset Backed Certificates, and $35,750,000 Class B Variable Funding Asset Backed Certificates. Series 1999-B also consists of $52,250,000 Collateral Interest, which will be subordinated to the Class A and B certificates and will provide credit enhancement for the benefit of certificateholders.

      First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits

               99.1 Series 1999-A Supplement, dated as of June 28, 1999, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

               99.2 Series 1999-B Supplement, dated as of June 28, 1999, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, N.A., as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By: /s/ Tracie H. Klein
                             -------------------------------
                             Name:  Tracie H. Klein
                             Title: First Vice President



Date:  July 20, 1999
       -------------

                                 EXHIBIT INDEX

 Exhibit No.                               Description                            Page No.
------------                               -----------                            --------
    99.1         Series 1999-A Supplement, dated as of June 28, 1999, to the
                 Pooling and Servicing Agreement, dated as of September 1,
                 1992, between First USA Bank, N.A., as Transferor and
                 Servicer, and The Bank of New York (Delaware), as Trustee.

    99.2         Series 1999-B Supplement, dated as of June 28, 1999, to the
                 Pooling and Servicing Agreement, dated as of September 1,
                 1992, between First USA Bank, N.A., as Transferor and
                 Servicer, and The Bank of New York (Delaware), as Trustee.